     MATHERS FUND, INC.
     100 Corporate North    -    Bannockburn, Illinois 60015
           800-962-FUND     -    847-295-7400


     DIRECTORS

       KARL M. BECKER
       TYLER R. CAIN
       CHARLES G. FREUND
       ROBERT J. REYNOLDS
       HENRY G. VAN DER EB, JR.


     OFFICERS                                                 MATHERS
                                                               FUND
       HENRY G. VAN DER EB, JR., CFA
       Chairman

       ROBERT J. REYNOLDS, CFA
       President

       ANNE E. MORRISSY, CFA
       Senior Vice President and Secretary

       LAWRENCE A. KENYON
       Senior Vice President and Chief Financial Officer

       EDITH L. COOK
       Vice President and Treasurer

       MARY ANNE KINNUCAN
       Vice President

       HEIDI M. STUBNER
       Vice President

     Investment Adviser
       MATHERS AND COMPANY, INC.
       Bannockburn, Illinois

     Custodian                                              SEMI-ANNUAL
       STATE STREET BANK AND TRUST CO.
       Boston, Massachusetts                                  REPORT

     Transfer Agent                                            1997
       DST SYSTEMS, INC.
       Kansas City, Missouri

     Counsel
       SIDLEY & AUSTIN
       Chicago, Illinois

     Auditors
       ARTHUR ANDERSEN LLP
       Chicago, Illinois



This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MATHERS FUND

GROWTH OF A $10,000 INVESTMENT IN THE
MATHERS FUND SINCE AUGUST 19, 1965*

                            Compound          6-30-97
                            Annual Return    Value of
                            From 8-19-65    $1 invested
                            to 6-30-97        8-19-65
MATHERS FUND..................12.18%           $39.00
Standard & Poor's 500.........11.65             33.52
Value Line Composite...........7.64             10.43
Dow Jones Industrial Average..11.47             31.81
Long Term U.S. Treasury Bonds..7.41              9.77
U.S. Treasury Bills............6.60              7.65
Consumer Price Index...........5.23              5.07

          *Date of public offering
Income Dividends and Capital Gains Distributions Reinvested



         MATHERS FUND                                   MATHERS FUND
          RANKED #1                                      RANKED #1
         GROWTH FUND                                    GROWTH FUND
        1 YEAR ENDED                                    1 YEAR ENDED
         12-31-87                                         6-30-88

Source: Lipper Analytical Services          Source: Lipper Analytical Services
  12-31-87 "Growth Fund" Category              6-30-88 "Growth Fund" Category
   Consists of 236 Funds.                            Consists of 235 Funds.



         MATHERS FUND
          RANKED #1
         GROWTH FUND
         1 YEAR ENDED
           9-30-90
Source: Lipper Analytical Services
9-30-90 "Growth Fund" Category
Consists of 257 Funds.

                             Full Calendar years
                              ending December 31

MATHER FUND PLOTTING POINTS                             S&P 500 PLOTTING POINTS

                 10000 INITIAL INVESTMENT 8-19-65                        10000
"1965"           12089                                  "1965"           10768
"1966"           12597                                  "1966"            9685
"1967"           24265                                  "1967"           12007
"1968"           30783                                  "1968"           13335
"1969"           28936                                  "1969"           12200
"1970"           29507                                  "1970"           12688
"1971"           35358                                  "1971"           14504
"1972"           41059                                  "1972"           17256
"1973"           25806                                  "1973"           14727
"1974"           17908                                  "1974"           10830
"1975"           28124                                  "1975"           14859
"1976"           40604                                  "1976"           18404
"1977"           46368                                  "1977"           17082
"1978"           53349                                  "1978"           18202
"1979"           78188                                  "1979"           21558
"1980"          109687                                  "1980"           28548
"1981"          101193                                  "1981"           27143
"1982"          116227                                  "1982"           32952
"1983"          135015                                  "1983"           40372
"1984"          131529                                  "1984"           42900
"1985"          167682                                  "1985"           56534
"1986"          191108                                  "1986"           67115
"1987"          242780                                  "1987"           70635
"1988"          276110                                  "1988"           82334
"1989"          304849                                  "1989"          108392
"1990"          336643                                  "1990"          105037
"1991"          368441                                  "1991"          136961
"1992"          379883                                  "1922"          147380
"1993"          387977                                  "1993"          162206
"1994"          365253                                  "1994"          164328
"1995"          390861                                  "1995"          226017
"1996"          390577                                  "1996"          277905
"1997"          389988                                  "1997"          335204


LETTER TO SHAREHOLDERS                                             JULY 27, 1997
--------------------------------------------------------------------------------

Federal Reserve Chairman Alan Greenspan warned about the current "financial asset bubble" and its potential to "impair the real economy" in his now famous "irrational exuberance" speech on December 5th (DJIA 6437). Apparently piqued at the market's disregard for his point of view, he tried again on February 26th (DJIA 6983) at a Congressional presentation during which he made the following statements: "Regrettably, history is strewn with visions of such 'new eras' that, in the end, have proven to be a mirage. . . . History demonstrates that participants in financial markets are susceptible to waves of optimism . .
 . excessive optimism sews the seeds of its own reversal in the form of imbalances that tend to grow over time. When unwarranted expectations ultimately are not realized, the unwinding of these financial excesses can act to amplify a downturn." Stocks sold off sharply after both speeches, particularly in March, during which the Fed added emphasis by raising the Federal funds rate by 1/4 point to 5 1/2%. In mid-April, the S&P 500 bottomed, then rocketed to new highs, ending the first six months of 1997 with a gain of 20.62%, leaving the two warnings from the financial world's most prominent figure far behind.

Market observers wondered if Mr. Greenspan would comment on the stock market for the third time as he gave his eagerly awaited Humphrey-Hawkins testimony on July 22nd. Since the DJIA was about 1500 points, or 23%, higher than in early December, it seemed logical to assume that he would address the issue again.
In the interim, the release of the minutes of the December 17th Federal Open Market Committee meeting revealed the following concerns: "The behavior of the stock market injected an additional note of uncertainty into the forecast for consumer spending and the economy more generally. The rise over recent years had been extraordinary and had brought market valuations to fairly high levels relative to earnings and dividends. ... Members recognized the need to monitor with special care price movements in the stock market and asset markets more generally. ..."

When the text of Mr. Greenspan's July speech was made available, however, there was no mention of the stock market, nor did it come up in the question and answer period. The markets roared with approval as both stocks and bonds jumped in price. At last, the Chairman had become a convert to the "new age economics" school of thought; or had he? Did his views of "new era" stock market overvaluation, a possible '87-style crash and its subsequent effect on the "real economy" simply vanish? Had the fundamentals that might support sky-high valuations improved so much from December and February to July that an additional 20 percent plus increase in stock prices was now justified, even though all-time record high valuations were already present in December?

To answer these questions, a look at some recent numbers is in order. Since interest rates and corporate earnings, both of which reflect the level of inflation, among a multitude of other economic variables, are arguably two of the primary fundamental determinants of stock prices, they are a good place to start. On December 4th, the day before Mr. Greenspan first mentioned "irrational exuberance," the yield on the 30-year Treasury bond was 6.4% and the Federal funds target rate was 5 1/4%; on July 21 these interest rates were 6.5% and 5 1/2%, respectively. Operating earnings (before write-offs) for the S&P 500 on a trailing four quarter basis increased about 6% from 12-31-96 to 6-30-97. So, between Mr. Greenspan's December warning and his July silence, both long and short-term interest rates rose, normally a negative for stocks, and operating profits increased about 6%, yet stocks boomed by about 25%, outrunning the gain in operating earnings by an amazing 4 to 1 ratio which pushed traditional stock market valuations higher by the end of this period than at its beginning. The bubble had gotten bigger between December and July.

So why was Mr. Greenspan surprisingly silent on July 22nd with regard to stocks, even though the stock market was way above the levels and valuations which concerned him in December and again in February? No one but the Chairman knows for sure. We do know that, despite the wealth-creating effect of rising stock prices, the economy has decelerated and secular deflationary forces are mustering, as indicated by six consecutive months of negative producer prices, falling gold, oil and other commodity prices, a strong dollar and an accelerating disinflationary trend in consumer prices. Taken together, these

--------------------------------------------------------------------------------

conditions warn of a potentially destructive deflation for both the economy and the stock market. Being a keen student of economic history, Mr. Greenspan knows that inflation was 0% in the summer of 1929, the economy was on a new plateau of permanent prosperity, the stock market was on a vertical roll, and after the Fed raised interest rates in August, it was a long time before anyone worried about inflation again.

Using the previous format, let's take an intermediate term look back, and a peek forward, at the ever widening divergence between the stock market and its underlying fundamentals: S&P 500 operating earnings were $38.81 for calendar 1995, $40.35 for 1996 and are now estimated to be about $45 for 1997 and $47.70 for 1998. As such, earnings increased a mere 4% in calendar 1996 and are estimated to increase 11.5% in '97 and 6% in '98. At year-end 1995, the yield on the 30-year U.S. Treasury bond was 6% vs. 6.4% now and the Federal funds target rate was 5 3/4% then vs. 5 1/2% now, up from 3% at year-end 1993. The S&P 500 total return was 23% in 1996 and is up 28% so far in 1997. Thus, over the last 19 months, the S&P 500 is up 57% with operating earnings up about 10% and estimated earnings growth falling to 6% in 1998. So stocks are up an astounding 5.7 times the percentage increase in earnings. The rationale that stocks are zooming due to strong earnings growth and lower interest rates is not supported by these facts. With the current S&P 500 P/E ratio reflecting "excessive optimism" at a record 23.3X reported earnings, and a high-risk 3.9 times the projected slowing earnings growth rate of 6% in 1998, one has to ask what will occur when the market's "unwarranted expectations ultimately are not realized".

Renowned investor Warren Buffet warned back in 1993 that "stocks cannot forever outperform their underlying businesses, as they have so dramatically done for some time" and again in March of 1997 that investors are likely overpaying for "virtually all stocks". At 118%, the gigantic size of today's total market value of all publicly traded U.S. stocks relative to nominal U.S. GDP is put into historical perspective in chart #1. Stocks would have to decline about 33% just to return to the area of previous secular tops, 59% to return to the 70 1/2 year mean, and 77% to reach undervaluation. A normal 25% bear market would wipe out about $2.3 trillion of wealth, equivalent to about 30% of U.S. GDP, exacerbating deflationary pressures caused by excessive consumer debt, lack of corporate pricing power and global industrial overcapacity.


Chart#1
[Contained here in paper format is a chart reflecting the Stock Market Capitalization as a Percentage of Nominal GDP. This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder CO. A hard copy is available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's x-axis represents years, from 1926 through 2000 and its y-axis shows percentage points, from 0 to
120. The average, since 1926, has been 48.8%. The high points (August 1929, 81.4%); November 1968, 77.8% and December 1972, 78.10%) were all followed by severe bear markets. The current value is a record high, 118.0%.

Also contained within the chart is a table of data as follows:


  S&P 500
1928 to 1997            Price/Book      Dividend Yield          P/E Ratio
------------            ----------      --------------          ---------
Avg. of Five
 Major Bottoms            0.9               7.14                  7.8

Avg of Six
 Major Tops               2.4               2.94                 20.2

Sept. 1929 Top            3.6               2.86                 21.1

Current: 7/25/97          4.8               1.64                 23.3]


--------------------------------------------------------------------------------

As stock prices spiral higher, the "new era" rationalization that "the old rules and benchmarks are obsolete and no longer apply" is heard with increasing frequency. However, we cannot tell where we are unless we know where we have been, so a long-term perspective of stock market valuations is still appropriate regardless of one's point of view. Downside risk is now at a record high since current valuations are more extreme than in 1929 and 1987 and far above historical medians. A move back to the 70 1/2 year (1926 to 6/30/97) median valuation level implies a decline of 49% (see table below), a return to low quartile valuation implies a decline of 61%, and a return to the bottom of the historical valuation range a decline of 76% from 7/17/97 levels. Since stock prices are stretched far above intrinsic value, the inevitable snap back to the median or below, will likely start with an abrupt and sharp decline. Until the next bear market is over, the sustainability of "new era" valuations will be open to debate. For now, history remains on the side of caution.

                 ESTIMATING THE DOWNSIDE:  BACK TO THE MEDIANS*



                                                      1926 To Date           Implied          Downside
    S&P 400 INDUSTRIALS                   7/17/97        Median              S&P 400           Risk %
    -------------------                   -------      -----------           -------          --------
Normalized "Adjusted EPS" P/E               29.9          15.7                 584               -47
Non-Normalized Operating EPS P/E            23.4          15.0                 713               -36
Return On Sales Implied EPS P/E             28.7          15.9                 614               -45
Dividend Yield                               1.5%          3.9%                438               -61
Price To Book (Adjusted)                     5.1           1.6                 341               -69
Price To Cash Flow                          12.8           8.0                 692               -38
Price To Sales                               1.5           0.8                 616               -45
                                                                               ---               ---
                                                                       AVG.    571               -49%


                                                      1926 To Date           Implied          Downside
DOW JONES INDUSTRIAL AVG.                 7/17/97        Median             Dow Jones          Risk %
-------------------------                 -------      -----------          ---------         --------
Normalized "Adjusted EPS" P/E               26.0          15.3                4744               -41
Non-Normalized Operating EPS P/E            19.2          13.4                5644               -30
Dividend Yield                               1.6%          4.3%               2976               -63
Price To Book (Adjusted)                     4.4           1.5                2773               -66
                                                                              ----               ---
                                                                     AVG.     4034               -50%



NORMALIZED "ADJUSTED          Five-year arithmetically averaged annual earnings
EPS" P/E                      looking six months ahead and 54 months back
                              (12/31/92 - 12/31/97)

NON-NORMALIZED                Based on estimated operating (not reported)
OPERATING EPS P/E             earnings for the 12 months ending 12/31/97 ...
                              the most positive P/E measure

RETURN ON SALES               Based on five-year arithmetically averaged return
IMPLIED EPS P/E               on sales, multiplied by estimated sales for the
                              12 months ending 12/31/97

DIVIDEND YIELD                Based on indicated 12 months' dividends as
                              calculated by Barron's

PRICE TO BOOK                 Based on Leuthold "adjusted" book value
(ADJUSTED)                    calculation which adds back about 25% of big
                              write-offs (1985 to present) to improve
                              comparability

PRICE TO CASH FLOW            Based on estimated 12 months' cash flow for the
                              period ending 12/31/97. Net income plus depreciation

PRICE TO SALES                Based on 12 months' estimated sales for the
                              period ending 12/31/97



*Source: Leuthold Group. 7/17/97 closing prices: S&P 400 Industrials 1110, Dow Jones Industrial Average 8070.

--------------------------------------------------------------------------------

Our own views of the recent straight up move in stocks and today's "slam dunk" stock market psychology are well described in the following quotes from Richard McCabe, Chief Market Analyst, Merrill Lynch, July 1997. "Sometimes, however, markets can get too strong for their own good, such as when they go into a parabolic rise or a near-vertical rate of ascent. Some examples of this in recent history are oil and gold in the early '80s, Japan in '89 ... When such a parabolic rise develops, it is virtually impossible to judge how far it will carry in terms of distance, but it usually does not last long in terms of time, and it typically marks the climax of the preceding accelerating advance. Looking at the major U.S. market averages on a monthly chart (chart #2), one can see that from their late '94 lows, they initially rose at about a 55 degree angle of ascent. Then, from their July '96 intermediate reaction low, the uptrend accelerated to about a 65 degree angle of ascent. Since the April low of this year, however, the advance has accelerated further to about an 85 degree rate of ascent. We all know from our basic geometry classes that the maximum angle of ascent is 90 degrees (pure vertical), so things can't get much better than they are now, although the advance could certainly continue for a while. We know from history, however, that parabolic advances, when they finally end, do not correct gradually or quietly. On the contrary, they usually are followed by a substantial retracement of the parabolic portion of the preceding uptrend."

Chart#2
[Contained here in paper format is a chart reflecting the Standard & Poors 500 Stock index. The x-axis reflects the years form 1972 through 6/30/97 and its Y-axis is on an arithmetic scale and extends from 50 to 970. The chart was prepared internally by Mathers Fund. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a bar chart with monthly data and shows the parabolic rise in level of the S&P 500 Index since 1972.


Three smaller charts appear in a box inset in the main chart. Each of these charts show a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects gold prices from Jan 1978 at about $150, through its peak in late 1979 at over $800, to its decline in February 1980 at about $470. The second of the three charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The last of the three charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 80.]

"In 1968, near the last secular bull market top, there was widespread acceptance of the false premises that the business cycle was dead and that the new surge of buying of common stocks by pension funds would create a severe shortage of equities. In 1989 in Japan, near the peak of that country's great secular bull market around Nikkei 40,000, the false premise was that this market would never have a severe decline because the P/E multiples were not as high as they seemed to be because accounting methods for earnings calculations were different and that the widespread intercorporate stock investments would never be liquidated. Now, in our present-day market, the most popular premises seem to be that inflation is dead and that the huge flow of investment funds for retirement has no place to go except to stocks. While the present evidence (as in 1968 and 1989) seems to make these theses nearly irrefutable, we know from history that such 'sure things' often go awry."

What could go "awry", turning the bull into a bear? Some possibilities include: S&P 500 earnings growth turns negative; the economy upticks and the Fed pops the equity bubble by reluctantly raising interest rates

--------------------------------------------------------------------------------

to preempt inflation; high real interest rates pull investment flows away from stocks into fixed income; currency instability and faltering economies in the Pacific rim countries start chain-reaction banking crises; and a 1962-type overvalued market collapse caused by an abrupt change in crowd psychology.

The classic characteristics of a stock market mania increasingly fit the period from late 1994 to today. These include: a powerful upward price thrust starting where a long-term bull market would normally end; relentless price spurts with progressively fewer, shorter and smaller pull-backs; heavy public participation; gross overvaluation; novices outperforming professionals; and a terminal move blow-off and sharp trend reversal with prices ultimately ending below the starting point of the initial upthrust.

The following analysis provides an interesting explanation of and insight into the dynamics of today's extraordinary stock market price action: "Investment manias are characterized by unusual supply/demand curves. Whereas typically, these lead to price stability, the behavior of supply and demand during manias leads to price instability. This atypical behavior is the core feature of every mania. How so? In traditional markets, prices tend to gravitate toward an equilibrium level, as with rising prices, demand falls and supply increases (see chart 3A). However, the case is different in manic markets: with rising prices, demand does not fall, but actually rises as more and more people are sucked into the whirlwind of speculation. The individual at this stage displays typical crowd behavior; overtaken by greed and contagion, he loses his critical faculty. Risk is no longer an issue. What counts is "getting rich quick". In the meantime, the traditional suppliers of a market are also caught by the mania. Instead of increasing their supplies with rising prices, as they would ordinarily do, they hold supplies back or even reduce them, as they overestimate the demand and are thus convinced that prices will continue to appreciate ad infinitum. As a result, in a mania, the supply and demand curves look something like what is shown in chart 3B. It is not difficult to see that this uncharacteristic behavior by the market participants must lead to unstable markets. First, prices overshoot dramatically on the upside before they totally collapse and overshoot on the downside. The reason manic markets eventually collapse very badly is that, when the trend reverses and prices begin to fall, the demand suddenly shrinks and the supply increases. However, the tricky part of manic markets and the reason why almost all participants end up losing money, is that euphoric markets in their final upside acceleration phase become totally irrational and their reversal points are also impossible to predict. A final top can only be labeled as such long after its occurrence
and only once prices have already fallen quite dramatically."       Dr. Marc
Faber, April 1997.

Chart#3A & 3B
[Contained here in paper format are two charts. These charts were obtained from The Boom, Gloom and Doom Report, April 1997, Dr. Marc Faber, editor. A hard copy is available by calling the Fund at 800-962-3863. Chart 3A reflects the typical Supply and Demand Curves with the y-axis reflecting price, and the x-axis reflecting quantity. The chart shows that, normally, as the price of an item increases, demand for that item goes down and the supply of that item goes up. Conversely, as the price of an item goes down, the quantity demanded goes up and the quantity supplied goes down. These opposing forces result in price stability.

Chart 3B shows the different Supply and Demand curves that occur during a mania. In this case, the chart shows that as the price of an item increases, demand for that item also increases and the supply of that item goes down. Conversely, as the price of an item goes down, the quantity demanded goes down and the quantity supplied goes up. These forces result in price instability, parabolically rising prices and eventual collapse.]

--------------------------------------------------------------------------------

Other symptoms of today's mania mentality include: after a Microsoft executive publicly said that Wall Street's $160 billion valuation of the company's stock is "laughable", the stock went higher; Warren Buffet said he would not buy Berkshire "B" shares at the recent prospectus offering price, because it was "not undervalued", and the stock went up; this bull market will be a record 15-years old in August and approximately 90% of all the money ever put into equity mutual funds has been invested in the last five years, and as such, is a late comer to the bull market party; and the S&P 500 has not had a 10%-plus correction for an unprecedented run of 81 months, almost twice the previous record of 43 months.

During the first half of '97, as hot money from momentum players poured into their latest rage, S&P 500 Index funds, 95% of all U.S. equity mutual funds underperformed the S&P 500, while only 34% of NYSE and 32% of NASDAQ common stocks posted gains. Momentum investing ignores valuation and buys relative price strength. However, when the price rise stalls and a decline starts, these sellers stampede out and prices fall precipitously. Thus, the potential is building for the S&P 500 itself to mimic last spring's double-digit declines of many momentum driven equity mutual funds. When momentum money exits the S&P 500 Index funds, the negative impact on the entire market could be substantial.

In an effort to maximize potential gain and minimize the risk of loss, the Mathers Fund portfolio has been conservatively managed for many years using the discipline of historical precedent valuation analysis. This approach is based on the long-term statistical record of numerous time-tested fundamental valuation benchmarks which show that the stock market, and therefore most stocks, traverse across a range from overvaluation to undervaluation and back again over various time periods. Many of the benchmarks used to measure value have been described and illustrated in this and other shareholder letters. Central to the success of this approach is the assumption that valuations for the market are unlikely to stay at historical extremes for an extended period, as was the case in 1987, and portfolio risk levels should be appropriately adjusted at these points i.e. take more risk when the market is undervalued and less risk when the market is overvalued. It is also assumed, given the extreme 1929 data, that the chances of a benchmark's previously recorded outer limits being exceeded is possible but very unlikely, and should this occur, it is probably an anomaly. The challenge is to control risk so that one does not lose money, or at least not much, when wrong, and makes money when right.

Based on historical probabilities, to bet that the 70-year upper limits of overvaluation for virtually all fundamental benchmarks would be substantially exceeded for more than a short time would be imprudent, especially if one's early defining investment experiences rewarded risk averse behavior. However unlikely, the improbable has occurred over the last several years as valuations have surpassed all previous records. During this time, the Fund has essentially broken even, as was the case for the first half of '97 with (.15%) return. While the stock market may continue to exert pressure to hop on the "new era" bandwagon, our instincts and methodology continue to keep the Fund's portfolio defensively structured.

If one believes the frequently heard observation that "it just doesn't get any better than this" for the economy and the stock market, then we must be at or near the point of maximum optimism. That being the case, the following quotations from a May 27th New York Times interview with 84-year old investment maven John Templeton are of interest. When asked which stocks looked attractive, he replied "There aren't any common stocks that I put in that category at present in this country." Commenting on his many years of investing experience he said, "I started out fairly young saying that I was going to buy based on value rather than trend or price, that I was searching for good values instead of seeing what was going to move up or down. Common sense will tell you that the only time you can get something for a small fraction of what it's worth is when other people are despondently selling. So it's a theory of mine, the theory of maximum pessimism. If you want to succeed in selecting investments, look for points of maximum pessimism."

                                               /s/ Henry Van der Eb    Chairman

     SCHEDULE OF INVESTMENTS                                 June 30, 1997
                                 (Unaudited)


-------------------------------------------------------------------------------





               COMMON STOCKS   28.0%                                   SHORT-TERM NOTES   3.5%

Shares                                         Market Value        Par Value                                Market Value
------                                         ------------        ---------                                ------------
          BIOTECHNOLOGY   0.9%                                  $   5,219,000   State Street Bank Repo,
150,000   Liposome Company, Inc.*               $1,340,625                        5.0%, due 7-1-97**
                                                                                  (Cost $5,219,000)          $5,219,000
          COMPUTER SOFTWARE   2.1%                                                                           ----------
1,300,000 Syncronys Softcorp*                    3,087,500
                                                                                 U.S. TREASURIES   68.5%
          FOOD   1.6%                                              Par Value
170,000   Chiquita Brands International, Inc     2,337,500         ---------
                                                                $ 80,000,000     U.S. Treasury Notes
          INSURANCE   11.1%                                                        7 7/8% due 11-15-04       $86,350,000
300,000   Conseco, Inc.                         11,100,000        10,000,000     U.S. Treasury Bills
197,400   Western National Corporation           5,292,788                         due 8-21-97                 9,920,978
                                               -----------         5,000,000     U.S. Treasury Bills
                                                16,392,788                         due 7-10-97+                4,963,410
          MARITIME   2.8%                                                                                    -----------
200,000   Avondale Industries, Inc.*             4,200,000       Total U.S. Treasuries (Cost $94,809,388)   $101,234,388
                                                                                                            ------------
          OFFICE PRODUCTS   2.7%
275,000   Corporate Express, Inc.*               3,970,312       TOTAL INVESTMENTS  (Cost $139,297,831)     $147,947,013
                                                                                                            ------------
          TECHNOLOGY   3.1%                                                        FUTURES 0.7%
2,700,000 Aura Systems, Inc.*                    4,640,625      Contracts
                                                                ---------
          TELECOMMUNICATIONS   3.7%                                94           Short, S&P 500 Stock
605,400   Cellular Technical Services                                             Index Futures, Expiration
          Company, Inc.*                         5,524,275                        9-19-97                        983,468
                                               -----------
Total Common Stocks (Cost $39,269,443)         $41,493,625
                                               -----------      OTHER ASSETS (Net) (0.7%)                       (990,903)
                                                                                                           -------------
                                                                TOTAL NET ASSETS - 100%                    $ 147,939,578
                                                                                                           =============


      * Non-income producing          ** Collateralized by a U.S. Treasury  Bond      + Pledged to cover S&P Futures margin

                      The accompanying Notes to Financial Statements are an integral part of this schedule.


                      BALANCE SHEET                                                         STATEMENT OF OPERATIONS
                      June 30, 1997                                                For the Six Months Ended June 30, 1997
                       (Unaudited)                                                              (Unaudited)

--------------------------------------------------------------    ------------------------------------------------------------------
ASSETS:                                                            INVESTMENT INCOME:
INVESTMENTS AT MARKET VALUE:                                       INCOME:
 Common Stocks
     (Cost $39,269,443)         $41,493,625                           Interest                   $3,673,288
 U.S. Treasuries:
   Notes                                                              Dividends                      88,112     $3,761,400
     (Cost $79,925,000)          86,350,000                                                      ----------     ----------
   Bills (Amortized
     Cost $14,884,388)           14,884,388
 Repurchase Agreement
     (Cost $5,219,000)            5,219,000     $147,947,013       OPERATING EXPENSES:
                                -----------     ------------
 CASH                                                    863
                                                                      Management Fee             $  595,480
RECEIVABLES FOR:
 Dividends and Accrued                                                Transfer Agent                115,305
   Interest                     $   832,456
 Subscriptions to Capital                                            Legal and Auditing              85,943
   Stock                              1,397
 Other Assets                       312,550        1,146,403         Other                           39,063
                                -----------        ---------
TOTAL ASSETS                                    $149,094,279
                                                ============         Printing                        22,812
LIABILITIES:
                                                                     Custodian                       20,153
PAYABLES FOR:
                                                                     Registration                    16,286
 Redemptions of Capital Stock                   $    583,451
 Investments Purchased                               426,250         Taxes                            8,126        903,168
 Accrued Expenses                                    145,000                                     ----------     ----------
                                                ------------
 TOTAL LIABILITIES                              $  1,154,701        NET INVESTMENT INCOME                       $2,858,232
                                                ------------                                                    ----------
CAPITAL:

 Capital Stock, $1.00 par value;                                    REALIZED AND UNREALIZED
   11,167,273 shares outstanding                                      GAINS ON INVESTMENTS:
   (100 million shares authorized)              $ 11,167,273
 Paid-In Surplus                                 164,005,253        Net Realized Loss on Investments Sold       $(2,817,863)
 Accumulated Undistributed Net Investment
   Income                                          3,094,562        Net Change in Unrealized Appreciation on
 Accumulated Undistributed Net Realized                                     Investments                               8,803
   Loss on Investments                           (39,960,161)                                                   -----------
 Net Unrealized Appreciation on Investments        9,632,651        Net Realized and Unrealized Loss on
                                                -------------              Investments                           (2,809,060)
 TOTAL CAPITAL (NET ASSETS)                     $147,939,578                                                    -----------
                                                ------------        Net Increase in Net Assets Resulting from
 TOTAL LIABILITIES AND CAPITAL                  $149,094,279               Operations                           $    49,172
                                                ============                                                    ===========
 Net Asset Value (Capital) Per Share at
   June 30, 1997                                      $13.25
                                                ============
     The accompanying Notes to Financial Statements are an integral part of these statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                  (Unaudited)

--------------------------------------------------------------------------------

                                                                                    6 MOS. ENDED  FULL YEAR ENDED
                                                                                   JUNE 30, 1997   DEC. 31, 1996
                                                                                   -------------  ---------------
OPERATIONS:
  Net Investment Income ...........................................................    $2,858,232    $5,838,134
  Net Realized Loss on Investments Sold ...........................................    (2,817,863)  (20,317,145)
  Net Change in Unrealized Appreciation ...........................................         8,803    13,749,425
                                                                                     ------------  ------------
    Net Increase/(Decrease) in Net Assets Resulting from Operations ...............        49,172      (729,586)
                                                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from Net Investment Income ............................................             0    (5,756,774)
  Distribution of Realized Capital Gains ..........................................             0             0
                                                                                     ------------  ------------
    Total Distributions to Shareholders ...........................................             0   ( 5,756,774)
                                                                                     ------------  ------------
CAPITAL STOCK ISSUED AND REDEEMED:
  Net Proceeds from Sales of Shares, 87,250 and 620,300 shares, respectively ......     1,174,787     8,338,600
  Net Proceeds from Dividend Reinvestment Plan, 0 and 397,258 shares, respectively.             0     5,271,615
  Cost of Shares Redeemed, 1,849,818 and 4,983,552 shares, respectively ...........   (24,880,045)  (67,831,082)
                                                                                     ------------  ------------
    Decrease in Net Assets Derived from Capital Stock Transactions, (1,762,568) and
      (3,965,994) shares, respectively ............................................   (23,705,258)  (54,220,867)
                                                                                     ------------  ------------
    Net Decrease in Net Assets ....................................................   (23,656,086)  (60,707,227)
TOTAL NET ASSETS:
  Beginning of Period .............................................................   171,595,664   232,302,891
                                                                                     ------------  ------------

  End of Period (including undistributed net investment income of $3,094,562 and
    $242,940 respectively) ........................................................  $147,939,578  $171,595,664
                                                                                     ============  ============
     The accompanying Notes to Financial Statements are an integral part of these statements.




                        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The primary objective of the Fund is capital appreciation over the long term principally through investment in common stocks. However, the Fund may invest all or any portion of its assets in securities other than common stocks when the adviser believes that the risk of owning equity securities is high. The following is a summary of the significant accounting policies of the Fund:
     (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal
          Income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1996, the Fund had a capital loss carryforward of $37,494,305, of which $15,267,420 expires on December 31, 2003 and $22,226,885 expires on December 31,
          2004.
     (b) Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. In the event a security does not trade on a given date, the current bid price is used as the valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
     (c) During the six months ended June 30, 1997, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or loses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     (d) Realized gains or losses are determined on the specific identification method. Dividends from investments are recognized as income on the ex-dividend date.
     (e) Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.
2.   The Fund has an agreement dated May 1, 1988 with Mathers and
     Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus
     0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1
     1/2% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000.
     Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.
3. Cost of U.S. Treasury obligations and of other investment securities purchased during the six months ended June 30, 1997, amounted to $94,492,343 and $36,229,526, respectively. Proceeds of U.S. Treasury obligations and other investment securities sold or matured during the six months were $94,503,210 and $68,873,638, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At June
     30, 1997, gross unrealized appreciation on investments was $19,089,733 and gross unrealized depreciation of investments was $9,457,082.

                                  MATHERS FUND

                      TOTAL RETURN INVESTMENT PERFORMANCE


                          (All Periods Ended 6-30-97)



                                 PERCENT CHANGE


                                    1 YR.    5 YR.   10 YR.   20 YR.   32 YR.#
                                    -----    -----   ------   ------  --------
  MATHERS FUND ...................   2.84    6.87    63.54    798.05  3799.88
  Standard & Poor's 500 ..........  34.71  146.35   291.86   1810.65  3252.04
  Value Line Composite * .........  21.35   92.72   106.34    779.61   942.75
  Dow Jones Industrial Average ...  38.36  162.89   332.25   1833.58  3080.63
  Long-Term U.S. Treasury Bonds ..   8.88   55.65   159.66    531.87   876.63
  30-Day U.S. Treasury Bills .....   5.08   23.54    69.69    308.43   665.42
  Consumer Price Index ...........   2.30   14.33    41.19    164.08   407.24




                            COMPOUND ANNUAL RETURNS




                                    1 YR.    5 YR.   10 YR.   20 YR.   32 YR.#
                                    -----    -----   ------   ------  --------
   MATHERS FUND ...................   2.84    1.34     5.04     11.60  12.18
   Standard & Poor's 500 ..........  34.71   19.76    14.63     15.89  11.65
   Value Line Composite * .........  21.35   14.02     7.51     11.48   7.64
   Dow Jones Industrial Average ...  38.36   21.33    15.76     15.96  11.47
   Long-Term U.S. Treasury Bonds ..   8.88    9.25    10.01      9.66   7.41
   30-Day U.S. Treasury Bills .....   5.08    4.32     5.43      7.29   6.60
   Consumer Price Index ...........   2.30    2.71     3.51      4.98   5.23

 * Unweighted average of 1600 stocks               # From date of initial public offering: 8-19-65



 THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT 800-962-FUND.

 SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER AGENT AT
           800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.



  The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends reinvested and capital gains distributions accepted in shares.